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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):

                           May 20, 2002 (May 20, 2002)
                           ---------------------------

                            LIFEPOINT HOSPITALS, INC.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                   0-29818                   52-2165845
             --------                   -------                   ----------
          (State or Other           (Commission File           (I.R.S. Employer
          Jurisdiction of                Number)                Identification
           Incorporation)                                          Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                           --------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements of businesses acquired.

                        None required

         (b)   Pro forma financial information.

                        None required

         (c)   Exhibits.

                      99 Copy of press release issued by the Company on May 20, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

         LifePoint Hospitals, Inc. (the "Company") issued a press release on May 20, 2002. The press release announced the exercise by the initial purchasers of their option to purchase an additional $50 million of the Company's its 4 1/2% Convertible Subordinated Notes due 2009 to cover over-allotments. See the press release attached as Exhibit 99.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LIFEPOINT HOSPITALS, INC.

                                    By:  /s/ William F. Carpenter III
                                        ----------------------------------------
                                             William F. Carpenter III
                                             Senior Vice President and
                                             General Counsel


Date:  May 20, 2002

                                  EXHIBIT INDEX


EXHIBIT
NUMBER      DESCRIPTION OF EXHIBITS
------      -----------------------
  99        Copy of press release issued by the Company on May 20, 2002.












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